EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

                                                                  Exhibit 99.1


                  Banc of America Securities [OBJECT OMITTED]


------------------------------------------------------------------------------


MBS New Issue Term Sheet

CHL Mortgage Pass-Through Trust 2005-7

Issuer

Mortgage Pass-Through Certificates, Series 2005-7
$ 1,183,817,000 (approximate)

Classes 1-A-1, 1-A-2, I-M-1, I-B-1, 1-B-2, 2-A-1, 2-A-2, 3-A-1, II-M-1,
II-B-1, and II-B-2 (Offered Certificates)

CWMBS, Inc.

Depositor

Countrywide Home Loan Servicing LP

Master Servicer


January 12, 2005




------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                        Last Scheduled         Certificate
          Principal    WAL (Yrs)        Prin Pmt (Mths)       Interest Rate                               Collateral    Expected
  Class  Balance $(1) (Call/Mat)(2)      (Call/Mat)(2)            Type(3)             Tranche Type           Type      Ratings(15)
----------------------------------------------------------------------------------------------------------------------------------
  1-A-1  417,078,000   3.88 / 4.22         124 / 361                (4)          Super Senior - Floater     Group 1       (16)
----------------------------------------------------------------------------------------------------------------------------------
  1-A-2   31,161,000   3.88 / 4.22         124 / 361                (5)          Super Senior Support -     Group 1       (16)
                                                                                         Floater
----------------------------------------------------------------------------------------------------------------------------------
  I-M-1   12,224,000   6.77 / 7.52         124 / 361                (6)            Subordinate Floater      Group 1       (16)
----------------------------------------------------------------------------------------------------------------------------------
  I-B-1   6,472,000    6.77 / 7.52         124 / 361                (7)            Subordinate Floater      Group 1       (16)
----------------------------------------------------------------------------------------------------------------------------------
  I-B-2   4,794,000    6.77 / 7.52         124 / 361                (8)            Subordinate Floater      Group 1       (16)
----------------------------------------------------------------------------------------------------------------------------------
  I-B-3   3,356,000         -                  -                      -                Subordinate          Group 1        -
----------------------------------------------------------------------------------------------------------------------------------
  I-B-4   2,637,000         -                  -                      -                Subordinate          Group 1        -
----------------------------------------------------------------------------------------------------------------------------------
  I-B-5   1,678,315         -                  -                      -                Subordinate          Group 1        -
----------------------------------------------------------------------------------------------------------------------------------
  2-A-1  324,975,000   3.79 / 4.14         118 / 361                (9)          Super Senior - Floater     Group 2       (16)
----------------------------------------------------------------------------------------------------------------------------------
  2-A-2  139,275,000   3.79 / 4.14         118 / 361                (10)         Super Senior Support -     Group 2       (16)
                                                                                         Floater
----------------------------------------------------------------------------------------------------------------------------------
  3-A-1  211,797,000   3.81 / 4.16         118 / 361                (11)           Senior Pass - Thru       Group 3       (16)
----------------------------------------------------------------------------------------------------------------------------------
 II-M-1   15,290,000   6.54 / 7.29         118 / 361                (12)          Subordinate - Floater   Groups 2 & 3    (16)
----------------------------------------------------------------------------------------------------------------------------------
 II-B-1   11,650,000   6.54 / 7.29         118 / 361                (13)          Subordinate - Floater   Groups 2 & 3    (16)
----------------------------------------------------------------------------------------------------------------------------------
 II-B-2   9,101,000    6.54 / 7.29         118 / 361                (14)          Subordinate - Floater   Groups 2 & 3    (16)
----------------------------------------------------------------------------------------------------------------------------------
 II-B-3   9,101,000         -                  -                      -                Subordinate        Groups 2 & 3     -
----------------------------------------------------------------------------------------------------------------------------------
 II-B-4   4,005,000         -                  -                      -                Subordinate        Groups 2 & 3     -
----------------------------------------------------------------------------------------------------------------------------------
 II-B-5   2,912,905         -                  -                      -                Subordinate        Groups 2 & 3     -
----------------------------------------------------------------------------------------------------------------------------------
   A-R       100            -                  -                      -                 Residual            Group 1        -
----------------------------------------------------------------------------------------------------------------------------------
   1-X   471,729,000        -                  -                      -               Senior WAC IO         Group 1       (16)
----------------------------------------------------------------------------------------------------------------------------------
   2-X   464,250,000        -                  -                      -               Senior WAC IO         Group 2       (16)
----------------------------------------------------------------------------------------------------------------------------------
   3-X   211,797,000        -                  -                      -               Senior WAC IO         Group 3       (16)
----------------------------------------------------------------------------------------------------------------------------------
  II-IO   36,041,000        -                  -                      -            Subordinate WAC IO     Groups 2 & 3    (16)
----------------------------------------------------------------------------------------------------------------------------------
  2-PO        1             -                  -                      -                  Senior             Group 2        -
----------------------------------------------------------------------------------------------------------------------------------
  3-PO        1             -                  -                      -                  Senior             Group 3        -
----------------------------------------------------------------------------------------------------------------------------------



(1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2) The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 1-A-1, Class 1-A-2, Class I-M-1, Class I-B-1, Class I-B-2,Class 2-A-1, Class 2-A-2, Class 3-A-1, Class II-M-1, Class II-B-1, and Class II-B-2 Certificates are shown at the pricing speed of 20% CPR.

(3) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(4) The Class 1-A-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Group 1 Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC Cap (as described herein) and (iii) 11.50%.

(5) The Class 1-A-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Group 1 Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC Cap (as described herein) and (iii) 11.50%.

(6) The Class I-M-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Group 1 Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC Cap (as described herein) and (iii) 11.50%.

(7) The Class I-B-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Group 1 Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC Cap (as described herein) and (iii) 11.50%.

(8) The Class I-B-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Group 1 Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC Cap (as described herein) and (iii) 11.50%.



Banc Of America Securities LLC                                               2
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


(9) The Class 2-A-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Group 2 Net WAC Cap (as described herein) and (iii) 10.50%.

(10) The Class 2-A-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Group 2 Net WAC Cap (as described herein) and (iii) 10.50%.

(11) For the Initial Distribution Date, the Class 3-A-1 Certificates will have an interest rate equal to the Weighted Average Net Mortgage Rate of Loan Group 3, and for each distribution date after, the Class 3-A-1 Certificates will have an interest rate equal to the Weighted Average Net Mortgage Rate of Loan Group 3 minus [ ]%.

(12) The Class II-M-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%.

(13) The Class II-B-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(14) The Class II-B-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(15) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(16) All Certificates offered herein will be rated by [Standard & Poor's and Moody's].








Banc Of America Securities LLC                                               3
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                             Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------------------------------

Transaction:                       CHL Mortgage Pass-Through Trust 2005-7

                                   Mortgage Pass-Through Certificates, Series 2005-7

Lead Manager (Book Runner):        Banc of America Securities LLC.

Master Servicer:                   Countrywide Home Loans Servicing LP.

Trustee:                           The Bank of New York.

Rating Agencies:                   [Standard & Poor's and Moody's Investors Service, Inc.] will rate the Offered
                                   Certificates.

Transaction Size:                  $1,183,817,000

Securities Offered:                $ 417,078,000 Class 1-A-1 Certificates
                                   $ 31,161,000 Class 1-A-2 Certificates
                                   $ 12,224,000 Class I-M-1 Certificates
                                   $ 6,472,000 Class I-B-1 Certificates
                                   $ 4,794,000 Class I-B-2 Certificates
                                   $ 324,975,000 Class 2-A-1 Certificates
                                   $139,275,000 Class 2-A-2 Certificates
                                   $ 211,797,000 Class 3-A-1 Certificates
                                   $ 15,290,000 Class II-M-1 Certificates
                                   $ 11,650,000 Class II-B-1 Certificates
                                   $ 9,101,000 Class II-B-2 Certificates

Expected Closing Date:             January 27, 2005.

Due Period:                        The 2nd business day of each month through the 1st business day of the following month.

Distribution Date:                 25th of each month, or the next succeeding business day
                                   (First Payment Date: February 25, 2005)

Cut-Off Date:                      January 1, 2005

Class A Certificates:              Class 1-A-1, Class 1-A-2, Class A-R, Class 1-X, Class 2-A-1, Class 2-A-2, Class
                                   2-X, Class 2-PO, Class 3-A-1, Class 3-X, Class 3-PO and Class II-IO Certificates
                                   (the "Class A Certificates"), each a "Senior Certificate".

Super Senior Certificates:         The Class 1-A-1 and Class 2-A-1 Certificates.

Super Senior Support               The Class 1-A-2 and Class 2-A-2 Certificates.
Certificates:
---------------------------------- -----------------------------------------------------------------------------------------




Banc Of America Securities LLC                                               4
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------

Subordinate Certificates:          The Class I-M-1, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class
                                   I-B-5 Certificates (the "Class I-B Certificates") and the Class II-M-1, Class
                                   II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates
                                   (the "Class II-B Certificates") will collectively be referred to as the
                                   "Subordinate Certificates".

Day Count:                         30/360 and ACT/360, as applicable.

Pricing Speed:                     20% CPR.

Aggregate Loan Group I:            Loan Group 1.

Aggregate Loan Group II:           Loan Groups 2 and 3 collectively.

Clearing:                          DTC, Clearstream and Euroclear.



                                      Original Certificate              Minimum                 Incremental
Denominations:                                Form                   Denominations             Denominations
                                              ----                   -------------             --------------
    Class A Certificates                   Book Entry                   $25,000                    $1,000



SMMEA Eligibility:                 The Class A Certificates are expected to constitute "mortgage related securities"
                                   for purposes of SMMEA.

ERISA Eligibility:                 Subject to the considerations in the prospectus supplement, the Offered
                                   Certificates are expected to be eligible for purchase by certain ERISA plans.

Tax Structure:                     REMIC

Clean Up Call Date:                The first Distribution Date where the Mortgage Loan balance of the related aggregate loan group equals 10% or less of its initial balance.

Optional Clean-up Call:            Any Distribution Date on or after which the Aggregate Principal Balance of the
                                   Mortgage Loans of any aggregate loan group declines to 10% or less of the
                                   Aggregate Principal Balance as of the Cut-off Date of the related Mortgage Loans in that aggregate loan group ("Cut-Off Date Pool Principal Balance").

Administrative Fee:                The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a)
                                   servicing compensation payable to the Master Servicer in respect of its servicing activities (the "Master Servicing Fee Rate"), (b) fees paid to the Trustee ("Trustee
                                   Fee Rate") and (c) any Lender Paid Mortgage Insurance ("LPMI Fee Rate").  The
                                   Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Master Servicing Fee
                                   Rate for such Mortgage Loan, the Trustee Fee Rate, and any applicable LPMI Fee Rate.
                                   The Trustee Fee Rate will be 0.009% per annum.  The Master Servicing Fee Rate for all
                                   Loan Groups initially will be 0.375% per annum. LPMI Fee Rate for a Mortgage Loan ranges from 0.000% to 1.125%.

----------------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------



Banc Of America Securities LLC                                               5
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------




Compensating Interest:             The aggregate servicing fee payable to the Master Servicer for any month will be reduced by an amount equal to the lesser of (i) the aggregate prepayment interest shortfall for such Distribution Date and (ii) on half of one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover interest shortfalls from full or partial prepayments of the Mortgage Loans.

Net Mortgage Interest Rate:        As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the related Administrative Fee Rate.

Net WAC:                           Net WAC with respect to any Loan Group and any Distribution Date means the weighted average of the Net Mortgage Interest Rates of the related Mortgage
                                   Loans, weighted on the basis of their scheduled principal balances at the beginning of that Due Period after giving effect to principal prepayments in the related Prepayment Period.

Net WAC Cap:                       Net WAC Cap is the Net WAC of the related Mortgage Loans for the related interest accrual period.

Net Prepayments:                   For Loan Group 2 and Loan Group 3, Net Prepayments are equal to the excess, if any, of the (i) Principal Prepayment Amount over (ii) the aggregate amount of
                                   Deferred Interest accrued on the Mortgage Loans in those Loan Groups from the preceding Due Date to the Due Date related to that Distribution Date.

Principal Prepayment Amount:       The Principal Prepayment Amount for any Distribution Date and Loan Group 2 or
                                   Loan Group 3 will equal the sum of all amounts described in clauses (5) through
                                   (7) of the definition of Principal Amount for that Loan Group and Distribution
                                   Date.

Interest Accrual:                  Interest will accrue on the Class Certificate Balances of the Class 1-A-1, Class 1-A-2
                                   Class I-M-1, Class I-B-1, Class I-B-2, Class 2-A-1, Class 2-A-2, Class II-M-1, Class
                                   II-B-1, and Class II-B-2 Certificates during each one-month period beginning on the
                                   25th day of the prior month (or in the case of the first Distribution Date, from the
                                   Closing Date) through the 24th day of the month in which each Distribution Date occurs
                                   (each, an "Interest Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on January 27, 2005.

                                   Interest will accrue on the Class Certificate Balances of the Class 3-A-1
                                   Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                   Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on January 1, 2005.

---------------------------------- -----------------------------------------------------------------------------------------



Banc Of America Securities LLC                                               6
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------

                                   The Mortgage Loans in Loan Group 2 and Loan Group 3 are "Negative Amortization Loans."
Negative Amortization Loans:       The Mortgage Index for the Mortgage Rates for the Mortgage Loans in Loan Group 2
                                   is generally the London interbank offered rate for one-month U.S. dollar deposits as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment Date
                                   ("One-Month LIBOR Index" or "LIBOR"). The mortgage index for the Mortgage Rates for the Mortgage Loans in Loan Group 3 is generally the Cost of Funds Index
                                   ("COFI") as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment
                                   Date. The Mortgage Rates for the Negative Amortization Loans are generally fixed for the first one to six months following their origination dates (and the related Mortgage Rate during such time period may be less than the applicable
                                   Loan Index and the related Gross Margin) and then they adjust monthly, but the scheduled payments on the Negative Amortization Loans adjust annually on a date specified in the related mortgage note, subject to the conditions (the "Payment
                                   Caps") that (i) the amount of the monthly payment (with the exception of each fifth payment adjustment date or the final payment adjustment date) will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth payment adjustment date and on the same day every fifth year thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i)
                                   above and (iii) if the unpaid principal balance exceeds a percentage (either 110%
                                   or 115%, depending on the maximum negative amortization for that Mortgage Loan)
                                   of the original principal balance due to Deferred Interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the Negative Amortization Loan over its remaining term to maturity.

                                   Since the Mortgage Rates on the Mortgage Loans in Loan Group 2 and Loan Group 3
                                   adjust at a different time than the monthly payments thereon and the Payment Caps may limit the amount by which the monthly payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of those Mortgage Loans over its then remaining term at the applicable Mortgage Rate. Accordingly, Mortgage Loans in Loan Group 2 and Loan
                                   Group 3 may be subject to reduced amortization (if the monthly payment due on a
                                   Due Date is sufficient to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule); negative amortization (if interest accrued from the preceding Due Date at the applicable Mortgage Rate is greater than the entire monthly payment due on the current Due Date (such excess accrued interest,
                                   "Deferred Interest")); or accelerated amortization (if the monthly payment due on a Due Date is greater than the amount necessary to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate and to reduce principal in accordance with a fully amortizing schedule). Any Deferred Interest is added to the principal balance of the applicable Mortgage Loan and, if such Deferred
                                   Interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due in the immediately preceding Due Period.

---------------------------------- -----------------------------------------------------------------------------------------



Banc Of America Securities LLC                                               7
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------

                                   With respect to each Distribution Date the "Net Deferred Interest" is equal to the
Net Deferred Interest:             excess, if any, of the Deferred Interest that accrued on the Mortgage Loans as described above, over the Principal Prepayment Amount for those Mortgage Loans for that
                                   Distribution Date.

                                   The Principal Amount for any Distribution Date and Loan Group 1 will equal the sum of
Group 1 Principal Amount:          (1) all monthly payments of principal due on each Mortgage Loan (other than a
                                   Liquidated Mortgage Loan) in that loan group during the related Due Period,(2) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,(3) the Substitution
                                   Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date, (4) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date, (5) with respect to each Mortgage
                                   Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan, (6) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and (7) any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date.

                                   The Principal Amount for any Distribution Date and Loan Group 2 or Loan Group 3 will
Group 2 and 3 Principal Amount:    equal the sum of (1) all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group during the related Due Period, (2)
                                   the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date, (3) the Substitution
                                   Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date, (4) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date, (5) with respect to each Mortgage
                                   Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan, (6) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and (7) any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date,

                                   plus any Transfer Payments Received for such loan group and Distribution Date,

                                   minus any Transfer Payments Made for such loan group and Distribution Date.

---------------------------------- -----------------------------------------------------------------------------------------



Banc Of America Securities LLC                                               8
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------

                                   Transfer Payment due to disproportionate Realized Losses in one loan group. If on any
Transfer Payments:                 Distribution Date the aggregate Class Certificate Balance of the senior certificates related to Loan Group 2 or Loan Group 3 immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the related Due Period (the "Undercollateralized Group"), then the following will occur: the Available Funds in the other loan group related to
                                   Aggregate Loan Group II that is not an Undercollateralized Group (the
                                   "Overcollateralized Group") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the
                                   weighted average Net Mortgage Interest Rate applicable to the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group;
                                   and the portion of the Available Funds in respect of principal on the Mortgage Loans in the Overcollateralized Group, after distributions of principal to the senior certificates of the Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of the
                                   Undercollateralized Group related to Aggregate Loan Group II until the Class
                                   Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

                                   On each Distribution Date, the "Transfer Payment" for the Undercollateralized
                                   Group will equal the excess, if any, of the Class Certificate Balance of the related senior certificates immediately prior to such Distribution over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group as of the first day of the related Due Period. The Transfer Payment received by the
                                   Undercollateralized Group is referred to as a "Transfer Payment Received." The
                                   Transfer Payment made by the Overcollateralized Group is referred to as a
                                   "Transfer Payment Made."

                                   All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs
                                   (without any additional distribution of interest or earnings thereon with respect to such delay).

---------------------------------- -----------------------------------------------------------------------------------------



Banc Of America Securities LLC                                               9
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                             Distributions on Certificates
----------------------------------------------------------------------------------------------------------------------------

                                   The Senior Principal Distribution Amount for any Distribution Date and loan group will
Senior Principal Distribution      equal the sum of (a) the related Senior Percentage of all amounts described in clauses
Amount:                            (1) through (4) of the definition of Principal Amount for that loan group and that Distribution Date, (b) for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the
                                   Distribution Date, the lesser of (i) the related Senior Percentage of the Stated
                                   Principal Balance of the Mortgage Loan as of the first day of the related Due
                                   Period and (ii) the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan (c) the sum of the related Senior Prepayment Percentage of amounts described in clauses
                                   (6) and (7) of the definition of Principal Amount for that loan group and that
                                   Distribution Date, and (d) any Transfer Payments Received for that loan group and
                                   Distribution Date; provided, however, that on any Distribution Date after a
                                   Senior Termination Date for a loan group within the Aggregate Loan Group II, the
                                   Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the applicable Loan Group, as opposed to only the Mortgage Loans in the related
                                   Loan Group.

Subordinate Principal              The Subordinate Principal Distribution Amount for a Loan Group for any Distribution
Distribution Amount:               Date will equal (x) the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (1) through (4) of the definition of Principal
                                   Amount for such Loan Group and such Distribution Date and (ii) the Subordinate
                                   Prepayment Percentage for such Loan Group of the amounts described in clauses
                                   (5), (6) and (7) of the definition of Principal Amount for such Loan Group and such Distribution Date minus (y) any Transfer Payment made for such Loan Group.

---------------------------------- -----------------------------------------------------------------------------------------



Banc Of America Securities LLC                                              10
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                         Distributions on Certificates (Cont.)
----------------------------------------------------------------------------------------------------------------------------

Principal Distributions:           The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the A-R and then to the Class 1-A-1 and Class 1-A-2 Certificates pro rata, until their respective Class Certificate Balance have has been reduced to zero. The Senior
                                   Principal Distribution Amount for Group 2 will generally be allocated first to the
                                   Class 2-A-1 Certificates and Class 2-A-2 Certificates pro rata, until their respective
                                   Class Certificate Balance have been reduced to zero and second to the Class 2-PO
                                   Certificates until their Class Certificate Balance has been reduced to zero.  The
                                   Senior Principal Distribution Amount for Group 3 will generally be allocated first to the Class 3-A-1 Certificates until their Class Certificate Balance  has been reduced to zero and second to the Class 3-PO Certificates until their Class Certificate Balance has been reduced to zero.

Senior Percentage:                 The Senior Percentage for a Loan Group on any Distribution Date will equal the lesser of (x) 100% and (y) the percentage obtained by dividing (i) the aggregate
                                   Class Certificate Balance of the Senior Certificates related to such Loan Group immediately prior to such date, by (ii) the aggregate principal balance of the mortgage loans in the related Loan Group for the preceding Due Period.

Subordinate Percentage:            The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100%
                                   minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment             The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will
Percentage:                        equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

---------------------------------- -----------------------------------------------------------------------------------------



Banc Of America Securities LLC                                              11
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                         Distributions on Certificates (Cont)
----------------------------------------------------------------------------------------------------------------------------

Senior Prepayment Percentage:      For the following Distribution Dates, will be as follows:



                                   Distribution Date                 Senior Prepayment Percentage
                                   -----------------                 ----------------------------
                                   February 2005 through January     100%;
                                   2015

                                   February 2015 through             the applicable  Senior Percentage plus, 70% of the
                                   January 2016                      applicable Subordinate Percentage;

                                   February 2016 through             the applicable  Senior Percentage plus, 60% of the
                                   January 2017                      applicable Subordinate Percentage;

                                   February 2017 through             the applicable  Senior Percentage plus, 40% of the
                                   January 2018                      applicable Subordinate Percentage;

                                   February 2018 through             the applicable  Senior Percentage plus, 20% of the
                                   January 2019                      applicable Subordinate Percentage;

                                   February 2019 and thereafter      the applicable Senior Percentage;

                                   provided, however,



                                   (i)      if on any Distribution Date the Senior Percentage of a Loan Group exceeds such
                                            Senior Percentage calculated as of the Closing Date, then the Senior Prepayment
                                            Percentage for such Loan Group and any other in the same Aggregate Loan Group for such Distribution Date will equal 100%,

                                   (ii)     if for each Group of Certificates related to a Loan Group or Aggregate Loan
                                            Group on any Distribution Date prior to the February 2008 Distribution Date and prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the related Subordinate Certificates divided by the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or
                                            Aggregate Loan Group (the "Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                            Prepayment Percentage for each Loan Group or Aggregate Loan Group related to a
                                            Loan Group or Aggregate Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the applicable
                                            Subordinate Percentage for each Loan Group, and

                                   (iii)    if for each Group of Certificates on or after the February 2008 Distribution
                                            Date, prior to giving effect to any distributions, the Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing
                                            Date, then the Senior Prepayment Percentage for each Loan Group related to a Loan Group or Aggregate Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group.

---------------------------------- -----------------------------------------------------------------------------------------



Banc Of America Securities LLC                                              12
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



------------------------------------------------------------------------------
                          Group 1 Collateral Summary
------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of One-Month and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one or six months after origination and thereafter the Mortgage Loans have a variable interest rate. All of the Group 1 Mortgage Loans require only the payment of interest until the 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Month or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 16.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.
------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


-------------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary                 Range (if applicable)
                                                                   ------------------                 ---------------------
-------------------------------------------------------------------------------------------------------------------------------
Total Outstanding Loan Balance                                       $479,400,415.47

Total Number of Loans                                                          1,338

Average Loan Principal Balance                                              $358,296                  $57,200 to $2,000,000

WA Gross Coupon                                                               4.257%                       2.750% to 6.000%

WA FICO                                                                          726                             556 to 832

WA Original Term                                                          360 months

WA Remaining Term                                                         360 months                      353 to 360 months

WA OLTV                                                                       71.53%                       10.07% to 95.00%

WA Months to First or Next Rate Adjustment Date                             3 months                          1 to 7 months

WA Gross Margin                                                               1.872%                       1.000% to 3.625%



------------------------------------------------------------------------------
Geographic Concentration of Mortgaged Properties        CA            59.13%
(Top 5 States) based on the Aggregate Stated            FL             4.61%
Principal Balance                                       NJ             3.36%
                                                        VA             2.92%
                                                        CO             2.55%
------------------------------------------------------------------------------
WA Rate Ceiling                        12.000%               9.950% to 16.000%



Banc Of America Securities LLC                                              13
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
        Occupancy                       Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                        1,236                  $443,664,665.77              92.55%
Second Home                                 92                    29,525,361.00                6.16
Investor Property                           10                     6,210,388.70                1.30
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                            Property Types of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
        Property Type                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                    807                  $287,891,395.27              60.05%
PUD                                        325                   125,706,407.00               26.22
Condominium                                198                    62,219,913.20               12.98
2-4 Family                                   8                     3,582,700.00                0.75
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================


                         Mortgage Loan Purpose of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
         Purpose                        Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Purchase                                   693                  $244,457,739.55              50.99%
Refinance-Cashout                          303                   124,265,663.00               25.92
Refinance-Rate/Term                        342                   110,677,012.92               23.09
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================




Banc Of America Securities LLC                                              14
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                     Geographical Distribution of the Mortgage Properties
                               of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
        Geographic Area                 Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Alabama                                      7                    $1,961,500.00               0.41%
Arizona                                     29                     7,957,385.00                1.66
California                                 615                   283,462,937.50               59.13
Colorado                                    44                    12,217,836.00                2.55
Connecticut                                  7                     2,106,800.00                0.44
Delaware                                     3                       577,500.00                0.12
District of Columbia                         1                       189,520.00                0.04
Florida                                     81                    22,111,377.00                4.61
Georgia                                     19                     5,107,462.00                1.07
Hawaii                                       4                     1,693,000.00                0.35
Idaho                                        3                       513,150.00                0.11
Illinois                                    35                    11,048,274.00                2.30
Indiana                                     14                     2,605,475.00                0.54
Iowa                                         4                       404,700.00                0.08
Kansas                                       8                     1,967,770.00                0.41
Kentucky                                    25                     5,611,795.46                1.17
Louisiana                                    5                     1,359,720.00                0.28
Maryland                                    20                     6,994,590.00                1.46
Massachusetts                               13                     4,058,668.00                0.85
Michigan                                    41                     8,730,955.00                1.82
Minnesota                                   13                     2,382,340.00                0.50
Mississippi                                  1                       272,113.00                0.06
Missouri                                    27                     5,483,572.92                1.14
Montana                                      4                     1,056,734.00                0.22
Nebraska                                     1                       267,650.00                0.06
Nevada                                      41                    11,937,166.00                2.49
New Hampshire                                1                       750,000.00                0.16
New Jersey                                  41                    16,095,349.59                3.36
New Mexico                                   2                       351,200.00                0.07
New York                                    15                     5,487,710.00                1.14
North Carolina                              20                     4,747,005.00                0.99
North Dakota                                 1                        88,000.00                0.02
Ohio                                        44                     7,563,756.00                1.58
Oklahoma                                     2                       384,900.00                0.08
Oregon                                      11                     4,005,590.00                0.84
Pennsylvania                                 5                     1,313,729.00                0.27
Rhode Island                                 4                       775,400.00                0.16
South Carolina                              12                     2,574,084.00                0.54
Tennessee                                    6                     2,071,230.00                0.43
Texas                                       19                     3,584,294.00                0.75
Utah                                         7                     1,600,700.00                0.33
Virginia                                    42                    13,993,897.00                2.92
Washington                                  27                     8,238,100.00                1.72
West Virginia                                1                       248,000.00                0.05
Wisconsin                                   12                     2,397,480.00                0.50
Wyoming                                      1                     1,050,000.00                0.22
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.31% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.



Banc Of America Securities LLC                                              15
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



          Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
      Current Mortgage Loan           Mortgage                Balance as of         Pool Principal
      Principal Balances ($)            Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                      50                    $4,282,751.00               0.89%
100,000.01 - 150,000.00                    143                    18,412,376.00                3.84
150,000.01 - 200,000.00                    152                    27,222,650.00                5.68
200,000.01 - 250,000.00                    170                    38,396,876.00                8.01
250,000.01 - 300,000.00                    157                    43,137,991.06                9.00
300,000.01 - 350,000.00                    152                    49,349,845.51               10.29
350,000.01 - 400,000.00                    116                    43,964,682.20                9.17
400,000.01 - 450,000.00                     74                    31,217,776.00                6.51
450,000.01 - 500,000.00                     76                    36,161,659.00                7.54
500,000.01 - 550,000.00                     56                    29,364,737.00                6.13
550,000.01 - 600,000.00                     32                    18,577,420.00                3.88
600,000.01 - 650,000.00                     62                    39,007,065.00                8.14
650,000.01 - 700,000.00                     14                     9,496,460.00                1.98
700,000.01 - 750,000.00                      7                     5,134,998.00                1.07
750,000.01 - 800,000.00                      8                     6,308,000.00                1.32
800,000.01 - 850,000.00                      6                     4,945,000.00                1.03
850,000.01 - 900,000.00                     12                    10,629,875.00                2.22
900,000.01 - 950,000.00                      6                     5,576,211.00                1.16
950,000.01 - 1,000,000.00                   15                    14,878,836.00                3.10
1,000,000.01 - 1,500,000.00                 22                    28,092,206.70                5.86
1,500,000.01 - 2,000,000.00                  8                    15,243,000.00                3.18
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $358,296.



Banc Of America Securities LLC                                              16
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                  Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
      Original Loan-To-Value          Mortgage                Balance as of         Pool Principal
             Ratios (%)                 Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
10.01 - 15.00                                1                      $200,000.00               0.04%
20.01 - 25.00                                5                     1,001,000.00                0.21
25.01 - 30.00                                6                     2,228,800.00                0.46
30.01 - 35.00                               17                     8,062,184.00                1.68
35.01 - 40.00                               19                     7,793,400.00                1.63
40.01 - 45.00                               16                     7,113,000.00                1.48
45.01 - 50.00                               37                    16,967,900.00                3.54
50.01 - 55.00                               45                    21,613,513.00                4.51
55.01 - 60.00                               56                    27,431,028.70                5.72
60.01 - 65.00                               60                    30,228,470.00                6.31
65.01 - 70.00                               89                    38,563,923.59                8.04
70.01 - 75.00                              146                    60,026,873.00               12.52
75.01 - 80.00                              755                   238,612,637.18               49.77
80.01 - 85.00                                6                     1,516,100.00                0.32
85.01 - 90.00                               37                     7,280,361.00                1.52
90.01 - 95.00                               43                    10,761,225.00                2.24
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 71.53%.



Banc Of America Securities LLC                                              17
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                   Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
Current Mortgage Interest             Mortgage                Balance as of         Pool Principal
Rates (%)                               Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
2.501 - 2.750                                4                    $2,001,200.00               0.42%
2.751 - 3.000                               37                    12,922,100.00                2.70
3.001 - 3.250                               36                    13,482,150.00                2.81
3.251 - 3.500                               99                    36,458,646.00                7.61
3.501 - 3.750                               66                    25,459,103.00                5.31
3.751 - 4.000                              133                    52,145,302.46               10.88
4.001 - 4.250                              222                    85,262,267.60               17.79
4.251 - 4.500                              304                   104,501,114.59               21.80
4.501 - 4.750                              228                    77,205,859.92               16.10
4.751 - 5.000                              150                    52,275,820.90               10.90
5.001 - 5.250                               49                    14,982,450.00                3.13
5.251 - 5.500                                3                       756,657.00                0.16
5.501 - 5.750                                3                       919,860.00                0.19
5.751 - 6.000                                4                     1,027,884.00                0.21
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================

(1)  As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group Mortgage Loans is expected to be approximately 4.257% per annum.



                       Gross Margins of the Group 1 Mortgage Loans (1)


----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
Gross Margin (%)                        Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
0.751 - 1.000                               36                   $12,684,353.00               2.65%
1.001 - 1.250                               24                     9,189,580.00                1.92
1.251 - 1.500                              269                    99,161,381.46               20.68
1.501 - 1.750                              224                    88,308,842.00               18.42
1.751 - 2.000                              352                   124,599,658.11               25.99
2.001 - 2.250                              287                    92,172,875.20               19.23
2.251 - 2.500                              132                    49,364,179.70               10.30
2.501 - 2.750                                3                       999,645.00                0.21
2.751 - 3.000                                5                     1,444,110.00                0.30
3.001 - 3.250                                3                       655,641.00                0.14
3.251 - 3.500                                2                       544,650.00                0.11
3.501 - 3.750                                1                       275,500.00                0.06
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 1.872% per annum.



Banc Of America Securities LLC                                              18
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                         Rate Ceilings of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
        Rate Ceilings (%)               Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
9.001 - 10.000                               3                      $670,780.00               0.14%
10.001 - 11.000                              2                       537,100.00                0.11
11.001 - 12.000                          1,327                   476,085,483.47               99.31
12.001 - 13.000                              4                     1,485,452.00                0.31
14.001 - 15.000                              1                       372,000.00                0.08
15.001 - 16.000                              1                       249,600.00                0.05
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================

(1)  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group
     Mortgage Loans is expected to be approximately 12.000% per annum.


                 First or Next Rate Adjustment Date of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
     First or Next Rate               Mortgage                Balance as of         Pool Principal
       Adjustment Date                  Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
February 1, 2005                           683                  $251,754,485.06              52.51%
March 1, 2005                                6                       959,840.00                0.20
April 1, 2005                                1                       229,800.00                0.05
May 1, 2005                                  5                     1,463,050.00                0.31
June 1, 2005                                46                    18,344,530.21                3.83
July 1, 2005                               561                   194,775,010.20               40.63
August 1, 2005                              36                    11,873,700.00                2.48
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 3 months. For approximately 5.40% of the Group Mortgage
     Loans, the first Adjustment Date has already occurred.


                        Remaining Terms of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
Remaining Term (Months)                 Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
341 - 360                                1,338                  $479,400,415.47             100.00%
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.



Banc Of America Securities LLC                                              19
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                    Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
        Credit Scores                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
801 - 850                                   45                   $14,582,764.00               3.04%
751 - 800                                  354                   131,067,989.46               27.34
701 - 750                                  565                   196,284,167.60               40.94
651 - 700                                  321                   119,318,599.41               24.89
601 - 650                                   50                    17,194,595.00                3.59
551 - 600                                    3                       952,300.00                0.20
----------------------------------------------------------------------------------------------------
Total:                                   1,338                  $479,400,415.47             100.00%
====================================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



Banc Of America Securities LLC                                              20
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


------------------------------------------------------------------------------
                          Group 2 Collateral Summary
------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one, two or three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to One-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month LIBOR Index is the average of the interbank offered rates for one-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 11.700%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


None of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination.
------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


-------------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------
-------------------------------------------------------------------------------------------------------------------------------
Total Outstanding Loan Balance                                       $485,776,803.02

Total Number of Loans                                                          1,519

Average Loan Principal Balance                                              $319,800                  $11,920 to $2,000,000

WA Gross Coupon                                                               1.523%                       1.000% to 6.125%

WA FICO                                                                          714                             537 to 833

WA Original Term                                                          360 months

WA Remaining Term                                                         360 months                      348 to 360 months

WA OLTV                                                                       73.02%                        6.93% to 95.00%

WA Months to First or Next Rate Adjustment Date                              1 month                          1 to 4 months

WA Gross Margin                                                               2.388%                       1.300% to 3.775%

WA Rate Ceiling                                                               9.954%                      9.950% to 11.700%



------------------------------------------------------------------------------
Geographic Concentration of Mortgaged Properties         CA            48.93%
(Top 5 States) based on the Aggregate Stated             FL             7.13%
Principal Balance                                        VA             7.03%
                                                         NJ             3.96%
                                                         IL             3.07%

------------------------------------------------------------------------------



Banc Of America Securities LLC                                              21
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



              Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
        Occupancy                       Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                        1,055                  $377,144,023.91              77.64%
Investor Property                          385                    85,771,951.27               17.66
Second Home                                 79                    22,860,827.84                4.71
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                           Property Types of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
        Property Type                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                    915                  $297,177,292.23              61.18%
PUD                                        319                   112,941,452.13               23.25
Condominium                                202                    53,091,019.68               10.93
2-4 Family                                  83                    22,567,038.98                4.65
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================


                        Mortgage Loan Purpose of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
              Purpose                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Purchase                                   641                  $207,808,159.75              42.78%
Refinance-Cashout                          567                   186,543,038.74               38.40
Refinance-Rate/Term                        311                    91,425,604.53               18.82
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================




Banc Of America Securities LLC                                              22
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



                       Geographical Distribution of the Mortgage Properties
                                of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
        Geographic Area                 Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Alabama                                     10                    $1,578,204.00               0.32%
Alaska                                       1                       280,000.00                0.06
Arizona                                     50                     8,977,938.55                1.85
Arkansas                                     2                       417,550.00                0.09
California                                 568                   237,686,385.77               48.93
Colorado                                    29                     7,399,572.67                1.52
Connecticut                                 15                     5,028,175.00                1.04
Delaware                                     3                       384,420.00                0.08
District of Columbia                         9                     2,911,324.00                0.60
Florida                                    121                    34,653,634.22                7.13
Georgia                                     36                     8,384,077.23                1.73
Hawaii                                       9                     3,833,400.00                0.79
Idaho                                        4                       539,950.00                0.11
Illinois                                    66                    14,890,037.00                3.07
Indiana                                     13                     2,692,262.34                0.55
Iowa                                         1                       181,650.00                0.04
Kansas                                       3                       902,700.00                0.19
Kentucky                                    11                     1,535,160.00                0.32
Louisiana                                    2                       350,900.00                0.07
Maryland                                    34                    11,078,709.93                2.28
Massachusetts                               21                     5,790,582.21                1.19
Michigan                                    44                     9,637,686.66                1.98
Minnesota                                   19                     5,272,667.74                1.09
Mississippi                                  1                       193,500.00                0.04
Missouri                                    15                     3,010,100.00                0.62
Montana                                      4                       934,700.00                0.19
Nebraska                                     1                        77,000.00                0.02
Nevada                                      48                    12,211,682.66                2.51
New Hampshire                                6                     2,633,782.87                0.54
New Jersey                                  58                    19,228,854.04                3.96
New Mexico                                   4                     1,156,900.00                0.24
New York                                    27                     9,990,163.92                2.06
North Carolina                              24                     4,692,175.91                0.97
Ohio                                        23                     2,967,157.54                0.61
Oklahoma                                     2                       267,400.00                0.06
Oregon                                      12                     3,709,060.45                0.76
Pennsylvania                                10                     3,694,442.00                0.76
Rhode Island                                 8                     1,766,850.00                0.36
South Carolina                              18                     3,209,651.62                0.66
Tennessee                                    3                       730,250.00                0.15
Texas                                       14                     1,991,509.31                0.41
Utah                                         5                     1,236,500.00                0.25
Vermont                                      2                       550,400.00                0.11
Virginia                                   105                    34,168,489.41                7.03
Washington                                  32                     8,175,604.35                1.68
West Virginia                                5                       886,660.00                0.18
Wisconsin                                   21                     3,886,981.62                0.80
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================


(1) As of the Cut-Off Date, no more than approximately 0.75% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.



Banc Of America Securities LLC                                              23
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



             Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
    Current Mortgage Loan             Mortgage                Balance as of         Pool Principal
    Principal Balances ($)              Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
0.01 - 50,000.00                             9                      $336,040.00               0.07%
50,000.01 - 100,000.00                      99                     8,242,467.79                1.70
100,000.01 - 150,000.00                    185                    23,382,354.69                4.81
150,000.01 - 200,000.00                    191                    33,457,469.05                6.89
200,000.01 - 250,000.00                    193                    43,586,278.96                8.97
250,000.01 - 300,000.00                    187                    51,506,556.19               10.60
300,000.01 - 350,000.00                    151                    49,024,587.12               10.09
350,000.01 - 400,000.00                    138                    52,156,218.60               10.74
400,000.01 - 450,000.00                     92                    39,208,832.16                8.07
450,000.01 - 500,000.00                     71                    33,893,229.59                6.98
500,000.01 - 550,000.00                     41                    21,537,212.75                4.43
550,000.01 - 600,000.00                     27                    15,479,127.83                3.19
600,000.01 - 650,000.00                     48                    30,526,069.57                6.28
650,000.01 - 700,000.00                      9                     6,166,804.23                1.27
700,000.01 - 750,000.00                     13                     9,610,939.00                1.98
750,000.01 - 800,000.00                     11                     8,535,698.42                1.76
800,000.01 - 850,000.00                      5                     4,152,686.00                0.85
850,000.01 - 900,000.00                      7                     6,202,010.09                1.28
900,000.01 - 950,000.00                      4                     3,702,836.18                0.76
950,000.01 - 1,000,000.00                   17                    16,822,487.13                3.46
1,000,000.01 - 1,500,000.00                 18                    22,847,187.51                4.70
1,500,000.01 - 2,000,000.00                  3                     5,399,710.16                1.11
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================



(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $319,800.



Banc Of America Securities LLC                                              24
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



                  Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
    Original Loan-To-Value            Mortgage                Balance as of         Pool Principal
           Ratios (%)                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
5.01 - 10.00                                 1                      $485,000.00               0.10%
10.01 - 15.00                                1                        82,000.00                0.02
20.01 - 25.00                                3                       882,716.00                0.18
25.01 - 30.00                                5                       766,000.00                0.16
30.01 - 35.00                                8                     2,333,225.00                0.48
35.01 - 40.00                               18                     6,876,656.88                1.42
40.01 - 45.00                               22                     5,813,949.72                1.20
45.01 - 50.00                               23                     7,667,925.01                1.58
50.01 - 55.00                               46                    17,526,814.49                3.61
55.01 - 60.00                               60                    18,984,665.14                3.91
60.01 - 65.00                               69                    28,143,175.85                5.79
65.01 - 70.00                              148                    50,141,884.41               10.32
70.01 - 75.00                              194                    75,152,344.80               15.47
75.01 - 80.00                              868                   259,461,193.76               53.41
80.01 - 85.00                               11                     1,952,834.33                0.40
85.01 - 90.00                               22                     3,956,830.05                0.81
90.01 - 95.00                               20                     5,549,587.58                1.14
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 73.02%.



Banc Of America Securities LLC                                              25
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



                Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
Current Mortgage Interest             Mortgage                Balance as of         Pool Principal
Rates (%)                               Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
0.751 - 1.000                              755                  $276,496,265.00              56.92%
1.001 - 1.250                               62                    20,188,941.00                4.16
1.251 - 1.500                              246                    53,419,654.00               11.00
1.501 - 1.750                              221                    66,369,995.01               13.66
1.751 - 2.000                               24                     7,466,380.00                1.54
2.001 - 2.250                               90                    17,520,568.22                3.61
2.251 - 2.500                                4                     1,956,750.00                0.40
2.501 - 2.750                                7                     1,234,623.53                0.25
3.001 - 3.250                               10                     3,963,612.16                0.82
3.251 - 3.500                                4                       842,012.41                0.17
3.751 - 4.000                                2                       333,854.92                0.07
4.001 - 4.250                                2                       761,969.63                0.16
4.251 - 4.500                                1                       270,373.75                0.06
4.501 - 4.750                               70                    29,358,579.00                6.04
4.751 - 5.000                                3                       493,031.52                0.10
5.001 - 5.250                               13                     3,565,800.65                0.73
5.251 - 5.500                                2                       920,776.78                0.19
5.501 - 5.750                                2                       462,415.44                0.10
6.001 - 6.250                                1                       151,200.00                0.03
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================

(1)  As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group Mortgage Loans is expected to be approximately 1.523% per annum.


                       Gross Margins of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
Gross Margin (%)                        Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
1.251 - 1.500                                6                    $1,033,632.53               0.21%
1.501 - 1.750                               12                     2,831,644.00                0.58
1.751 - 2.000                               21                     6,889,503.63                1.42
2.001 - 2.250                              164                    48,097,283.79                9.90
2.251 - 2.500                              997                   351,894,155.95               72.44
2.501 - 2.750                              237                    54,394,586.60               11.20
2.751 - 3.000                               59                    15,132,322.67                3.12
3.001 - 3.250                                9                     2,032,262.41                0.42
3.251 - 3.500                               12                     3,193,411.44                0.66
3.501 - 3.750                                1                       126,800.00                0.03
3.751 - 4.000                                1                       151,200.00                0.03
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.388% per annum.



Banc Of America Securities LLC                                              26
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



                        Rate Ceilings of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
      Rate Ceilings (%)                 Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
9.001 - 10.000                           1,503                  $482,637,518.10              99.35%
10.001 - 11.000                             14                     2,545,542.41                0.52
11.001 - 12.000                              2                       593,742.51                0.12
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================

(1)  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group
     Mortgage Loans is expected to be approximately 9.954% per annum.



                First or Next Rate Adjustment Date of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
    First or Next Rate                Mortgage                Balance as of         Pool Principal
      Adjustment Date                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
February 1, 2005                         1,108                  $370,673,262.75              76.31%
March 1, 2005                              129                    39,435,460.97                8.12
April 1, 2005                              253                    67,723,451.30               13.94
May 1, 2005                                 29                     7,944,628.00                1.64
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 1 month. For approximately 7.54% of the Group Mortgage
     Loans, the first Adjustment Date has already occurred.


                         Remaining Terms of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
Remaining Term (Months)                 Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
341 - 360                                1,519                  $485,776,803.02             100.00%
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.



Banc Of America Securities LLC                                              27
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



                   Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
       Credit Scores                    Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
801 - 850                                   30                    $7,472,872.05               1.54%
751 - 800                                  340                   113,192,593.67               23.30
701 - 750                                  495                   159,292,396.13               32.79
651 - 700                                  526                   166,040,329.68               34.18
601 - 650                                  126                    38,915,370.86                8.01
551 - 600                                    1                       650,000.00                0.13
501 - 550                                    1                       213,240.63                0.04
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).


                      Maximum Negative Amortization of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
     Maximum Negative                 Mortgage                Balance as of         Pool Principal
     Amortization (%)                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
110                                         27                    $9,990,163.92               2.06%
115                                      1,492                   475,786,639.10               97.94
----------------------------------------------------------------------------------------------------
Total:                                   1,519                  $485,776,803.02             100.00%
====================================================================================================




Banc Of America Securities LLC                                              28
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------



------------------------------------------------------------------------------
                          Group 3 Collateral Summary
------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans
-----------------------------------------

The Group 3 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to COFI and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 12.750%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 44.51% of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination.
------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


---------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------
---------------------------------------------------------------------------------------------------------------------------
Total Outstanding Loan Balance                                       $228,106,907.25

Total Number of Loans                                                            750

Average Loan Principal Balance                                              $304,143                  $37,500 to $1,235,000

WA Gross Coupon                                                               1.803%                      1.000% to 6.000 %

WA FICO                                                                          709                             592 to 837

WA Original Term                                                          360 months

WA Remaining Term                                                         360 months                      355 to 360 months

WA OLTV                                                                       74.49%                       20.00% to 95.00%

WA Months to First or Next Rate Adjustment Date                              1 month                          1 to 4 months

WA Gross Margin                                                               3.131%                       1.900% to 4.425%

WA Rate Ceiling                                                               9.953%                      9.950% to 12.750%



------------------------------------------------------------------------------
Geographic Concentration of Mortgaged Properties         CA            57.72%
(Top 5 States) based on the Aggregate Stated             NV             6.50%
Principal Balance                                        FL             5.22%
                                                         NJ             2.90%
                                                         WA             2.82%

------------------------------------------------------------------------------



Banc Of America Securities LLC                                              29
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


               Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
         Occupancy                      Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                          611                  $197,624,105.23              86.64%
Investor Property                          120                    26,326,489.66               11.54
Second Home                                 19                     4,156,312.36                1.82
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                            Property Types of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
       Property Type                    Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                    471                  $140,472,046.51              61.58%
PUD                                        170                    57,789,455.36               25.33
Condominium                                 79                    21,722,326.79                9.52
2-4 Family                                  30                     8,123,078.59                3.56
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================


                        Mortgage Loan Purpose of the Group 3 Mortgage Loans


----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
          Purpose                       Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Refinance-Cashout                          342                  $107,769,646.19              47.25%
Purchase                                   275                    88,679,313.95               38.88
Refinance-Rate/Term                        133                    31,657,947.11               13.88
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================




Banc Of America Securities LLC                                              30
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                    Geographical Distribution of the Mortgage Properties
                             of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
       Geographic Area                  Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Alabama                                      2                    $1,142,769.62               0.50%
Arizona                                     13                     2,951,133.19                1.29
California                                 354                   131,660,029.76               57.72
Colorado                                    22                     4,302,623.94                1.89
Connecticut                                  7                     1,822,700.00                0.80
Delaware                                     2                       465,040.00                0.20
Florida                                     54                    11,898,959.76                5.22
Georgia                                      1                        77,600.00                0.03
Hawaii                                      11                     4,123,422.67                1.81
Idaho                                        4                       774,058.96                0.34
Illinois                                     6                     1,314,148.00                0.58
Indiana                                      1                       172,000.00                0.08
Kansas                                       2                       198,000.00                0.09
Kentucky                                     1                       386,302.04                0.17
Louisiana                                    1                        89,600.00                0.04
Maryland                                     9                     2,570,557.71                1.13
Massachusetts                               20                     5,991,454.23                2.63
Michigan                                     9                     1,910,519.00                0.84
Minnesota                                    7                     2,735,198.51                1.20
Missouri                                     9                     1,282,274.00                0.56
Nebraska                                     2                       300,375.00                0.13
Nevada                                      51                    14,823,717.62                6.50
New Hampshire                                1                       135,000.00                0.06
New Jersey                                  25                     6,625,516.53                2.90
New Mexico                                   1                       182,320.00                0.08
New York                                     9                     2,207,705.12                0.97
North Carolina                               2                       799,500.00                0.35
Ohio                                         7                     1,766,150.00                0.77
Oklahoma                                     6                       913,100.00                0.40
Oregon                                      19                     3,561,832.43                1.56
Pennsylvania                                24                     4,473,460.92                1.96
Rhode Island                                 1                       305,000.00                0.13
South Carolina                               5                     1,174,620.00                0.51
Tennessee                                    3                       475,904.00                0.21
Texas                                       14                     1,738,479.13                0.76
Utah                                        10                     2,414,906.34                1.06
Virginia                                     9                     2,658,987.90                1.17
Washington                                  22                     6,421,940.87                2.82
Wisconsin                                    4                     1,260,000.00                0.55
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================


(1) As of the Cut-Off Date, no more than approximately 0.80% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.



Banc Of America Securities LLC                                              31
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


             Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
    Current Mortgage Loan             Mortgage                Balance as of         Pool Principal
   Principal Balances ($)               Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
0.01 - 50,000.00                             3                      $125,410.00               0.05%
50,000.01 - 100,000.00                      44                     3,803,270.56                1.67
100,000.01 - 150,000.00                     93                    12,002,900.64                5.26
150,000.01 - 200,000.00                    107                    19,016,205.56                8.34
200,000.01 - 250,000.00                     93                    20,928,577.16                9.17
250,000.01 - 300,000.00                     86                    23,578,487.63               10.34
300,000.01 - 350,000.00                     90                    29,237,541.95               12.82
350,000.01 - 400,000.00                     73                    27,600,715.15               12.10
400,000.01 - 450,000.00                     40                    17,100,134.08                7.50
450,000.01 - 500,000.00                     35                    16,689,295.31                7.32
500,000.01 - 550,000.00                     16                     8,328,624.60                3.65
550,000.01 - 600,000.00                     21                    12,083,617.79                5.30
600,000.01 - 650,000.00                     17                    10,706,060.01                4.69
650,000.01 - 700,000.00                      5                     3,395,771.42                1.49
700,000.01 - 750,000.00                      7                     5,096,572.28                2.23
750,000.01 - 800,000.00                      4                     3,132,437.10                1.37
800,000.01 - 850,000.00                      2                     1,653,750.00                0.72
850,000.01 - 900,000.00                      6                     5,281,515.80                2.32
900,000.01 - 950,000.00                      3                     2,788,750.59                1.22
950,000.01 - 1,000,000.00                    1                     1,000,000.00                0.44
1,000,000.01 - 1,500,000.00                  4                     4,557,269.62                2.00
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $304,143.



Banc Of America Securities LLC                                              32
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                  Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
   Original Loan-To-Value             Mortgage                Balance as of         Pool Principal
         Ratios (%)                     Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
15.01 - 20.00                                1                       $89,585.52               0.04%
20.01 - 25.00                                3                       325,000.00                0.14
30.01 - 35.00                                2                       226,594.67                0.10
35.01 - 40.00                                8                     2,331,523.00                1.02
40.01 - 45.00                               12                     2,821,940.76                1.24
45.01 - 50.00                               12                     3,231,449.45                1.42
50.01 - 55.00                               11                     2,989,062.83                1.31
55.01 - 60.00                               23                     5,720,163.11                2.51
60.01 - 65.00                               39                    14,310,929.51                6.27
65.01 - 70.00                               84                    28,023,201.38               12.29
70.01 - 75.00                               99                    32,917,801.23               14.43
75.01 - 80.00                              414                   126,160,197.76               55.31
80.01 - 85.00                                2                       625,855.00                0.27
85.01 - 90.00                               21                     5,059,146.45                2.22
90.01 - 95.00                               19                     3,274,456.58                1.44
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 74.49%.



Banc Of America Securities LLC                                              33
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                 Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
Current Mortgage Interest             Mortgage                Balance as of         Pool Principal
Rates (%)                               Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
0.751 - 1.000                              418                  $137,172,726.00              60.14%
1.001 - 1.250                                4                     1,033,367.00                0.45
1.251 - 1.500                               76                    17,934,346.00                7.86
1.501 - 1.750                               86                    26,197,712.75               11.48
1.751 - 2.000                               11                     2,770,855.00                1.21
2.001 - 2.250                               26                     4,348,702.31                1.91
2.251 - 2.500                                2                       288,000.00                0.13
2.501 - 2.750                                6                     1,798,209.43                0.79
2.751 - 3.000                                1                        44,910.00                0.02
3.001 - 3.250                                9                     1,672,375.00                0.73
3.251 - 3.500                                1                       211,659.00                0.09
3.751 - 4.000                                4                       622,000.00                0.27
4.001 - 4.250                                2                     1,022,557.36                0.45
4.501 - 4.750                               12                     4,706,589.75                2.06
4.751 - 5.000                               27                     8,703,847.05                3.82
5.001 - 5.250                               23                     7,661,924.34                3.36
5.251 - 5.500                               34                    10,228,898.88                4.48
5.501 - 5.750                                6                     1,385,582.67                0.61
5.751 - 6.000                                2                       302,644.71                0.13
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================

(1)  As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group Mortgage Loans is expected to be approximately 1.803% per annum.


                       Gross Margins of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
Gross Margin (%)                        Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
1.751 - 2.000                                2                      $434,300.00               0.19%
2.001 - 2.250                                1                       224,463.81                0.10
2.251 - 2.500                                8                     2,436,026.55                1.07
2.501 - 2.750                               26                     8,064,737.27                3.54
2.751 - 3.000                              264                    92,175,673.42               40.41
3.001 - 3.250                              224                    63,900,204.89               28.01
3.251 - 3.500                              152                    43,454,874.10               19.05
3.501 - 3.750                               39                    10,007,281.84                4.39
3.751 - 4.000                               23                     5,025,591.10                2.20
4.001 - 4.250                                7                     1,065,504.27                0.47
4.251 - 4.500                                4                     1,318,250.00                0.58
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 3.131% per annum.



Banc Of America Securities LLC                                              34
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                        Rate Ceilings of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
      Rate Ceilings (%)                 Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
9.001 - 10.000                             748                  $227,749,404.20              99.84%
10.001 - 11.000                              1                        96,000.00                0.04
12.001 - 13.000                              1                       261,503.05                0.11
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================

(1)  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group
     Mortgage Loans is expected to be approximately 9.953% per annum.


               First or Next Rate Adjustment Date of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
    First or Next Rate                Mortgage                Balance as of         Pool Principal
      Adjustment Date                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
February 1, 2005                           627                  $195,325,968.67              85.63%
March 1, 2005                               26                     7,082,350.58                3.10
April 1, 2005                               90                    22,952,388.00               10.06
May 1, 2005                                  7                     2,746,200.00                1.20
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 1 month. For approximately 14.91% of the Group Mortgage
     Loans, the first Adjustment Date has already occurred.


                       Remaining Terms of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
Remaining Term (Months)                 Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
341 - 360                                  750                  $228,106,907.25             100.00%
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================


(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.



Banc Of America Securities LLC                                              35
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                      CHL Mortgage Pass-Through Trust 2005-7
 Banc of America Securities              Mortgage Pass-Through Certificates
                 [OBJECT OMITTED]            $1,183,817,000 (approximate)
 ---------------------------------------------------------------------------


                   Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
                                      Mortgage                Balance as of         Pool Principal
       Credit Scores                    Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
801 - 850                                    7                    $1,683,553.02               0.74%
751 - 800                                  150                    44,745,845.94               19.62
701 - 750                                  240                    73,154,769.83               32.07
651 - 700                                  292                    91,455,632.51               40.09
601 - 650                                   59                    16,246,800.42                7.12
551 - 600                                    2                       820,305.53                0.36
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).



                     Maximum Negative Amortization of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                Aggregate                   % of
                                     Number Of               Stated Principal         Cut-Off Date
     Maximum Negative                 Mortgage                Balance as of         Pool Principal
     Amortization (%)                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
110                                          9                    $2,207,705.12               0.97%
115                                        741                   225,899,202.13               99.03
----------------------------------------------------------------------------------------------------
Total:                                     750                  $228,106,907.25             100.00%
====================================================================================================




Banc Of America Securities LLC                                              36
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------